Exhibit 99.13
(Text of graph posted to Ashland Inc.'s website concerning
 Valvoline's lubricant sales gallons)
3 Month Rolling Average (Millions)
	2002	2003	2004	2005	2006	2007
January	15.1	14.3	13.6	13.1	13.1	12.3
February	15.0	14.5	14.5	12.9	13.2	12.7
March	16.2	16.2	15.8	14.1	14.7	13.9
April	17.1	16.7	16.8	15.1	15.0	14.5
May	18.1	17.2	16.9	16.0	15.6	14.8
June	17.9	16.4	16.7	16.0	15.0	14.5
July	17.0	16.6	16.8	15.4	14.7	15.0
August	17.3	16.4	16.5	15.0	14.4	14.9
September	17.8	17.1	16.8	14.7	13.7	14.4
October	17.5	17.3	15.6	14.5	14.0	14.0
November	16.0	16.1	15.3	13.7	13.2
December	14.8	14.6	13.7	12.8	12.8